Deposits and Other Current Assets	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Deposits and Other Current Assets [Abstract]
Deposits and Other Current Assets

4. Deposits and Other Current Assets

Deposits and other current assets consist of the following (dollars in thousands):

	March 31, 2023	December 31, 2022
Deposits:
Deposits for research and development, prototype and production parts, and other	$52,436	$23,617
Deposits for goods and services yet to be received (“Future Work”)	2,969	3,187
Total deposits	$55,405	$26,804

Other current assets:
Prepaid expenses	$9,121	$14,437
Inventory	4,049	3,598
Other current assets	1,547	3,052
Total other current assets	$14,717	$21,087

During the three months ended March 31, 2023, the Company made deposits for research and developments (“R&D”) services, prototype parts, and other with its vendors, which support the Company’s ongoing R&D efforts and operations. The Company expenses deposits as the services are provided and prototype parts are received. In addition, during the three months ended March 31, 2023, the Company made deposits for inventory and property and equipment items which are classified out of Deposits upon receipt of title.

In July 2022, the Company entered into an annual insurance policy for its directors and officers (“D&O Policy”), which required it to make a prepayment in the amount of $21,732, of which $5,433 was amortized to General and administrative expenses in the unaudited Condensed Consolidated Statement of Operations and Comprehensive Income (Loss) for three months ended March 31, 2023.

5. Deposits and Other Current Assets

Deposits and other current assets consists of the following as of December 31 (dollars in thousands):

	2022	2021
Deposits
Deposits for research and development, prototype parts and other	$23,617	$54,990
Deposits for Future Work	3,187	8,380
Total deposits	$26,804	$63,370

Other current assets
Prepaid expenses	$14,437	$11,119
Other current assets	6,650	2,291
Total other current assets	$21,087	$13,410

During the years ended December 31, 2022 and 2021, the Company made deposits for R&D services, prototype parts, and other with its vendors, which support the Company’s ongoing R&D efforts and operations. The Company expenses deposits as the services are provided and prototype parts are received. As a result of the settlement of interests in the Vendor Trust, certain suppliers to the Company were issued Class A Common Stock and cash for goods and services yet to be received (“Future Work”) which was recorded as part of deposits. As a result of the suspension of projects with specific suppliers, Deposits for Future Work were expensed totaling $5.2 million for the year ended December 31, 2022. No goods and services were received against Future Work as of December 31, 2022 and 2021 (see Note 11, Vendor Payables in Trust).

In July 2021, the Company and Palantir entered into a master agreement that sets forth the terms of the Palantir’s platform hosting arrangement which is expected to be used as a central operating system for data and analytics. Palantir invested $25.0 million in the Company through the PIPE Financing. Under the platform hosting agreement, the Company committed to pay a total of $47.0 million of hosting fees over a six-year term, of which $5.3 million was paid during the year ended December 31, 2021. No payments were made in 2022 with respect to this agreement. Recognized expense related to the Palantir hosting arrangement totaled $7.9 million and $4.6 million for the years ended December 31, 2022 and 2021, respectively. Other prepaid software subscriptions totaled $4.1 million and $0.7 million for the years ended December 31, 2022 and 2021, respectively.

In July 2022, the Company entered into an annual insurance policy for its directors and officers (“D&O Policy”), which required it to make prepayments in the amounts of $21.7 million. Recognized expense related to the D&O Policy totaled $14.5 million for the year ended December 31, 2022.